SHORT-TERM AND LONG-TERM DEBT	6 Months Ended
Jun. 30, 2020
Disclosure of detailed information about borrowings [abstract]
SHORT-TERM AND LONG-TERM DEBT	SHORT-TERM AND LONG-TERM DEBT
Short-term debt, including the current portion of long-term debt, consisted of the following:

	June 30, 2020	December 31, 2019
Short-term bank loans and other credit facilities including commercial paper[1]	1,742	1,838
Current portion of long-term debt	1,167	770
Lease obligations	225	261
Total	3,134	2,869

1.The weighted average interest rate on short-term borrowings outstanding was 1.6% and 1.1% as of June 30, 2020 and December 31, 2019, respectively.

Short-term bank loans and other credit facilities include short-term loans, overdrafts and commercial paper.
On May 5, 2020, ArcelorMittal signed an agreement for a 0.7 billion and €2.1 billion term facility (the “Term Facility”). This Term Facility matures in one year on May 5, 2021. The Term Facility may be used for general corporate purposes. The Term Facility includes a mandatory prepayment and cancellation clause for proceeds received under debt and capital market transactions, less certain costs. On May 20, 2020, following the equity offering of 0.7 billion and MCNs issuance of 1.2 billion, the commitments under the Term Facility were reduced to 0.2 billion and €0.7 billion. As of June 30, 2020 the 0.2 billion and €0.7 billion Term Facility was fully available. On July 17, 2020 ArcelorMittal sent a cancellation notice for all utilized amounts under the Term Facility. The cancellation notice was effective on July 22, 2020. As of such date, the Term Facility was terminated.
On April 8, 2020, ArcelorMittal amended a €300 million (341) term loan with a financial institution to extend the maturity to April 8, 2021.
In 2014, ArcelorMittal entered into certain short-term committed bilateral credit facilities. The facilities were subsequently extended annually. One of the facilities was not extended this year. As of June 30, 2020, the facilities, in total 0.8 billion, remain fully available.
The Company has a commercial paper program enabling borrowings of up to €1.5 billion. As of June 30, 2020, the outstanding amount was 1,030.
The Company’s long-term debt consisted of the following:

	Year of maturity	Type of interest	Interest rate[1]	June 30, 2020	December 31, 2019
Corporate
5.5 billion Revolving Credit Facility	2023-2024	Floating		—	—
CHF 225 million Unsecured Notes	2020	Fixed	2.50%	237	233
€600 million Unsecured Notes	2020	Fixed	2.88%	316	316
€500 million Unsecured Notes	2021	Fixed	3.00%	319	320
€750 million Unsecured Notes	2022	Fixed	3.13%	838	841
1.1 billion Unsecured Notes	2022	Fixed	6.25%	—	657
€500 million Unsecured Notes	2023	Fixed	0.95%	557	558
€750 million Unsecured Notes	2023	Fixed	1.00%	836	838
€1 billion Unsecured Notes	2024	Fixed	2.25%	1,127	1,131
750 Unsecured Notes	2024	Fixed	3.60%	746	746
500 Unsecured Notes	2025	Fixed	6.13%	498	498
€750 million Unsecured Notes	2025	Fixed	1.75%	832	834
750 Unsecured Notes	2026	Fixed	4.55%	745	745
500 Unsecured Notes	2029	Fixed	4.25%	493	493
1.5 billion Unsecured Bonds[3]	2039	Fixed	7.25%	671	671
1 billion Unsecured Notes[3]	2041	Fixed	7.00%	428	428
Other loans	2021 - 2023	Fixed	0.9% - 3.5%	268	151
EIB loan	2025	Fixed	1.16%	310	344
Other loans	2021 - 2035	Floating	0.4% - 2.5%	1,249	1,218
Total Corporate				10,470	11,022

Americas
Other loans	2020 - 2030	Fixed/Floating	0.0% - 9.5%	78	81
Total Americas				78	81

Europe, Asia & Africa
EBRD Facility	2024	Floating	2.3% - 2.6%	152	175
Other loans	2020 - 2029	Fixed/Floating	0.0% - 5.2%	91	97
Total Europe, Asia & Africa				243	272

Total				10,791	11,375
Less current portion of long-term debt				(1,167)	(770)
Total long-term debt (excluding lease obligations)				9,624	10,605
Long-term lease obligations[2]				790	866
Total long-term debt, net of current portion				10,414	11,471
1.Rates applicable to balances outstanding at June 30, 2020, including the effect of decreases or increases following upgrades or downgrades, respectively. For debt that has been redeemed in its entirety during first half of 2020, the interest rate refers to the rates at the repayment date.
2.Net of current portion of 225 and 261 as of June 30, 2020 and December 31, 2019, respectively. Further information regarding leases is provided in note 10 - Leases.
3.On May 8, 2020, Moody's downgraded ArcelorMittal's credit rating from Baa3 to Ba1. Consequently, interest rate increased by 0.25%.
Corporate
Main credit facility
On December 19, 2018, ArcelorMittal signed an agreement for a 5.5 billion revolving credit facility (the "Facility"). This Facility replaced the 5.5 billion revolving credit facility dated April 30, 2015, which was amended and extended on December 21, 2016. The agreement incorporated a single tranche of 5.5 billion maturing on December 19, 2023, with two one-year extension options (i.e. the options to extend are in the first and second years end of 2019 and end of 2020). During the fourth quarter of 2019, ArcelorMittal executed the option to extend the facility to December 19, 2024. The extension was completed for 5.4 billion of the available amount, with the 0.1 billion remaining with a maturity of December 19, 2023. The facility may be further extended for an additional year in December 2020. The Facility may be used for general corporate purposes. As of June 30, 2020, the 5.5 billion revolving credit facility was fully available. The Company makes drawdowns from and repayments on this Facility in the framework of its cash management.
On September 30, 2010, ArcelorMittal entered into a 500 revolving multi-currency letter of credit facility (the “Letter of Credit Facility”). The Letter of Credit Facility is used by the Company and its subsidiaries for the issuance of letters of credit and other instruments. The terms of the letters of credit and other instruments contain certain restrictions as to duration. The Letter of Credit Facility was amended on October 26, 2012 and on September 30, 2014 to reduce its amount to 450 and to 350, respectively. On July 31, 2019, the Company refinanced its Letter of Credit Facility by entering into a 350 revolving multi-currency letter of credit facility, which matures on July 31, 2022.
Bonds
On March 9, 2020, ArcelorMittal redeemed all of the outstanding 659 of its 1.1 billion 6.250% Notes due February 25, 2022, for a total aggregate purchase price, including accrued interest and premiums on early repayment, of 725, which was financed with existing cash resources.
On July 3, 2020, at maturity, ArcelorMittal repaid its CHF225 million (237) Fixed Rate Notes due 2020.
On July 6, 2020, at maturity, ArcelorMittal repaid all of the outstanding €282 million (316) of its €600 million (612) Fixed Rate Notes due 2020.
European Investment Bank (“EIB”) loan
On December 16, 2016, ArcelorMittal signed a €350 million finance contract with the European Investment Bank in order to finance European research, development and innovation projects over the period 2017-2020 within the European Union, predominantly France, Belgium and Spain, but also in the Czech Republic, Poland, Luxembourg and Romania. This operation benefits from a guarantee from the European Union under the European Fund for Strategic Investments. As of June 30, 2020, €277 million (310) was outstanding.
Other loans
On December 21, 2018, the Company entered into a facility agreement with a group of lenders for €235 million to finance the construction of a new hot strip mill in Mexico. This facility became effective upon issuance of a guarantee by the Oesterreichische Kontrollbank AG in March 2019. The last installment under this agreement is due 8½ years after the starting date of the credit facility (which means the earlier of (a) the date of issue of the provisional acceptance certificate for the hot strip mill and (b) June 30, 2021). The outstanding amount in total as of June 30, 2020 was €157 million (176).
On December 20, 2019, the Company entered into a bilateral loan due June 20, 2023. The bilateral term loan was fully drawn on January 30, 2020, for an amount of €100 million (110). This term loan may be extended twice, each time for one additional year.
On July 2, 2020, ArcelorMittal entered into an agreement for financing with a financial institution for net proceeds of CAD174 million (128) with repayment over several dates in 2021 and 2022.
Europe, Asia and Africa
On December 21, 2017, ArcelorMittal Kryvyi Rih entered into a 175 loan agreement with the European Bank for Reconstruction and Development in order to support the upgrade of its production facilities, energy efficiency improvement and environmental impact reduction. The loan agreement also provides for an additional 175 in loan facilities which are currently uncommitted. As of June 30, 2019, 175 was fully drawn. As of June 30, 2020, 152 was outstanding.
On May 25, 2017, ArcelorMittal South Africa signed a 4.5 billion South African rand revolving borrowing base finance facility maturing on May 25, 2020. The facility was amended and extended on July 25, 2019 and now matures on July 25, 2022. Any borrowings under the facility are secured by certain eligible inventory and receivables, as well as certain other working capital and related assets of ArcelorMittal South Africa. The facility is used for general corporate purposes. The facility is not guaranteed by ArcelorMittal. As of June 30, 2020, 3.1 billion South African rand (179) was drawn.
Other
Certain debt agreements of the Company or its subsidiaries contain certain restrictive covenants. Among other things, these covenants limit encumbrances on the assets of ArcelorMittal and its subsidiaries, the ability of ArcelorMittal’s subsidiaries to incur debt and the ability of ArcelorMittal and its subsidiaries to dispose of assets in certain circumstances. Certain of these agreements also require compliance with a financial covenant.
The other loans relate to various debt with banks and public institutions.
Hedge of net investments
A portion of the Company's of euro denominated debt (€6,634 million as of June 30, 2020) is designated as a hedge of certain euro denominated investments (€6,976 million as of June 30, 2020) in order to mitigate the foreign currency risk arising from certain euro denominated subsidiaries' net assets. The risk arises from the fluctuation in spot exchange rates between the U.S. dollar and euro, which causes the amount of the net investments to vary. The hedged risk in the hedge of net investments is a risk of a weakening euro against the U.S. dollar that will result in a reduction in the carrying amount of the Company's net investments in the subsidiaries subject to the hedge. The euro denominated debt is designated as a hedging instrument for the change in the value of the net investments that is attributable to changes in the euro/U.S. dollar spot rate.
To assess hedge effectiveness, the Company determines the economic relationship between the hedging instrument and the hedge item by comparing changes in the carrying amount of the debt portfolio that are attributable to a change in the spot rate with changes in the net investments in the foreign operations due to movements in the spot rate.
The remaining portion of the Company's euro denominated debt (€241 million as of June 30, 2020) is hedged with cross currency swaps in a cash flow hedge relationship.For the six months ended June 30, 2020, the Company recognized 38 foreign exchange gains arising on the translation of the euro denominated debt designated as a hedge of the euro denominated net investments in foreign operations and as a cash flow hedge in other comprehensive income within the foreign exchange translation reserve.